UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 through December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

December 31, 2015

Security Capital U.S. Core Real Estate Securities Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Over the past year, key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies were essentially cemented in place. While the U.S. economy improved sufficiently by the end of the year to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates, slowing economic growth in China, an anemic recovery in Europe and weak commodities prices drove volatility in financial markets.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

U.S. equity and bond markets posted small positive returns for 2015, even as the broader U.S. economy continued to gain strength amid low interest rates, low inflation and low energy prices. Unemployment fell steadily during the year to 5.0% in October — the lowest level since April 2008 — and remained there for the remainder of the year. U.S. wage growth, which had averaged 2% for most of the post financial crisis recovery, rose by 2.5% year-over-year in both October and December. The improving economy, along with cheap gasoline and easy credit, helped the U.S. auto industry to sell a record 17.5 million vehicles in 2015.

Throughout the year, the Fed signaled its intent to raise interest rates for the first time since the 2008 financial crisis. However, U.S. gross domestic product (GDP) fluctuated from 0.6% in the first quarter of 2015 to 3.9% in the second quarter, 2.0% in the third quarter and an estimated 0.7% for the fourth quarter. By the second half of the year, it became clear that slow or negative growth in developed and emerging markets provided a significant drag on the U.S. economy. Already weak global demand and a stronger U.S. dollar combined to curb U.S. export growth.

Meanwhile, demand for petroleum and most other commodities decreased. Prices for energy, metals, food, and precious metals fell to lows not seen since the 1990s. While a global oversupply of oil and natural gas has hurt global energy prices, slowing demand from China put pressure on prices for a range of other raw materials. The consequences of China’s shrinking appetite for commodities are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30%

in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October as the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks, particularly those of large cap technology companies, while a large number of stocks underperformed and the median stock was flat for the year. Notably, mergers and acquisitions activity reached a record estimated total value of $4.7 billion in 2015. Also, the S&P 500 reached an all-time high on May 21st, and ended the year just 4.08% below that mark, with December marking the 82nd consecutive month of the bull market for U.S. equities. For the year ended December 31, 2015, the S&P 500 returned 1.38%.

Investors endured a sharp increase in financial market volatility in the second half of 2015. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fed market gyrations. The Fed removed a key uncertainty in December when it lifted interest rates for the first time in ten years. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

With a strong fourth quarter, Real Estate Investment Trust (REIT) common equities managed to generate a positive total return for 2015 in a highly volatile market period characterized by low-but-uncertain interest rates, simmering global economic and political risks and evidence of a meaningful private-public arbitrage in U.S. real estate markets. For 2015, the Wilshire U.S. Real Estate Securities Index posted a return of 4.81%, compared with a 1.38% return for the Standard & Poor’s 500 Index.

Stable long-term interest rates were the driver of positive returns generated by REIT senior fixed income securities during 2015, though as the year progressed, widening yield spreads were increasingly evident on new issuances for both smaller-cap companies and lower credit-rated companies. For 2015, the Wells Fargo Hybrid and Preferred Securities REIT Index posted a gain of 6.13%, and the Barclays Investment Grade REIT Index generated a gain of 1.44%.

Whether mirroring interest rate gyrations or swooning on the latest news from China, REITs behaved a lot like stocks in 2015 and less like the high quality real estate they own. This is understandable since day-to-day on the margin, REITs are not priced solely by real estate investors, but by a diverse universe of generalist stock investors, including large/small cap stock funds, hedge funds and closed end funds. Many of these investors embraced a dividend orientation to investing in REIT common equity, and within their portfolios REITs are aligned with a group of income-oriented investments that become significantly more appealing as interest rates fall and vice versa.

But volatile REIT pricing is significantly at odds with underlying real estate operating fundamentals and, more importantly, is at odds with the valuation trends evident in the larger private-direct market for real estate assets. While real estate investors are keenly focused on key underwriting inputs and considerations, the steady advance of asset values in 2015 suggests that private real estate markets, as a whole, had largely shrugged off the day-to-day gyrations and global concerns that appeared to be so vexing to the REIT market. Real estate investors appeared focused to a greater extent on a host of factors that in our opinion have not changed and that we believe together characterize a highly favorable fundamental and financial positioning for continued cash flow growth and stable valuations. These factors include low borrowing costs, accommodating debt markets, manageable levels of new construction and stable-to-improving rent/occupancy levels. In this context, we believe that U.S. and global institutional demand for U.S. real estate investments is strong, pricing is stable-to-improving, and there is a suggestion that private capital stands ready to take advantage of public market overreactions where they occur.

With the upward advance of real estate values and the general downdraft in REIT common pricing during much of 2015, we saw evidence of material arbitrage between public market pricing of REITs and the value afforded their assets by real estate investors. Seven REIT all-cash take-private transactions were announced during 2015, totaling $30.2 billion, at significant premiums to pre-announcement or pre-rumor pricing. Our research suggests that material net asset value discounts have been and continue to be a factor across a broad spectrum of the U.S. REIT market, particularly among the small-cap and mid-cap REITs. As in 2015, the mechanisms by which this arbitrage is monetized are likely to be varied, ranging from M&A (as we saw in these take-private transactions) to simply selling assets and/or buying back stock.

As we enter 2016, we believe that markets are confronted with a renewed dose of uncertainty related to a host of global economic and political issues, with oil markets and the Chinese economy likely to be front and center. It is too early to assess the impact, if any, on U.S real estate operating and/or investment fundamentals beyond some potential hot spots such as Houston. However, we remain keenly focused on everything from sovereign investment capital to real estate lending spreads for signs that could impact real estate operations and valuations.

At the end of the day, we believe that real estate stocks are not a homogenous group, and we believe investors can expect to see a dispersed pattern of performance moving forward, with absolute winners and losers under a broad range of economic scenarios. We believe that successful investing in this environment requires the resources to analyze and fully understand the underlying real estate markets, capital structures, cash flow growth opportunities, and risks under alternative economic scenarios. We also believe that it requires patience and conviction to move against the market’s momentum, which is instead often keenly focused on shorter-term earnings targets and events. These qualities are fundamental to our investment approach and we believe they will enable us to produce attractive risk-adjusted investment returns over the longer term.

2	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

Security Capital U.S. Core Real Estate Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.55%
Wilshire U.S. Real Estate Securities Index	4.81%
Barclays Investment Grade REIT Index	1.44%
U.S. Core Real Estate Composite Benchmark	4.12%

Net Assets as of 12/31/2015 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . .	$74,447

INVESTMENT OBJECTIVE**

The Security Capital U.S. Core Real Estate Securities Fund (the “Fund”) seeks a risk-adjusted total return over the long term by investing primarily in real estate securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) generated a positive return for the period, outperforming the U.S. Core Real Estate Securities Composite Benchmark and the Barclays Investment Grade REIT Index and underperforming the all-common equity Wilshire U.S. Real Estate Securities Index (“WILRESI”). The Fund invests in equity and fixed income securities and, therefore, its performance is compared with multiple benchmarks, including broad-based equity and fixed income benchmarks as well as a blended composite benchmark.

The Fund’s real estate investment trust (“REIT”) common equity holdings represented 61.8% of the portfolio and generated strong returns for the twelve months ended December 31, 2015. Among the Fund’s common stock holdings, the hotel and shopping center sectors detracted from performance relative to the

WILRESI. Notably, the Fund’s underweight position in industrial investments, due to the Fund manager’s skeptical stance on the longer-term real estate characteristics of data center assets, also detracted from relative performance. The Fund’s holdings in the office, mall and self storage sectors contributed to performance relative to the WILRESI.

The Fund’s investments in preferred equity and debt, representing 21.6% and 11.8% of the portfolio, respectively, generated positive returns for the twelve month reporting period. This reflected wide yield spreads among preferred equity and the Fund’s positioning in debt holdings with shorter maturities.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up process to inform both security selection and security type (common equity, preferred equity or debt). They relied on proprietary cash flow models, extensive field work and internal real estate market research to target what they believed to be attractive long-term investment opportunities, emphasizing quality real estate portfolios, flexible balance sheets and transparent business models.

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	3

Security Capital U.S. Core Real Estate Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Simon Property Group, Inc.	5.3%
2.	BioMed Realty Trust, Inc.	5.1
3.	Select Income REIT, 2.850%, 02/01/18	3.8
4.	Prologis, Inc.	3.4
5.	Public Storage	3.3
6.	Equity Residential	3.3
7.	Welltower, Inc.	3.3
8.	Regency Centers Corp., Series 6, 6.625%, 02/16/17	3.0
9.	Vornado Realty Trust	2.9
10.	AvalonBay Communities, Inc.	2.8

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Common Stocks	66.1%
Preferred Securities	22.8
Corporate Bonds	8.5
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

GEOGRAPHIC DIVERSIFICATION
	Security Capital U.S. Core Real Estate Securities Fund (a)	NCREIF (b)
East	39.0%	34.2%
Northeast	24.2%	21.3%
Mideast	14.8%	12.9%
West	29.0%	36.1%
Pacific	24.6%	30.7%
Mountain	4.4%	5.4%
South	18.2%	20.4%
Southeast	11.4%	9.7%
Southwest	6.8%	10.7%
Midwest	11.2%	9.3%
East North Central	8.6%	7.8%
West North Central	2.7%	1.5%
Non-U.S.	2.6%	0.0%

(a)	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.
(b)	Reflects the industry average of institutions belonging to the National Council of Real Estate Investment Fiduciaries.

4	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2011
Without Sales Charge		4.32%	8.40%	9.00%
With Sales Charge*		(1.18)	6.46	7.66
CLASS C SHARES	August 31, 2011
Without CDSC		3.79	7.87	8.47
With CDSC**		2.79	7.87	8.47
CLASS R5 SHARES	August 31, 2011	4.77	8.89	9.50
CLASS R6 SHARES	August 31, 2011	4.89	8.97	9.57
SELECT CLASS SHARES	August 31, 2011	4.55	8.67	9.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/11 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Security Capital U.S. Core Real Estate Securities Fund, the Wilshire US Real Estate Securities Index, Barclays Investment Grade REIT Index, U.S. Core Real Estate Securities Composite Benchmark and the Lipper Real Estate Funds Index from August 31, 2011 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices, other than the Lipper Real Estate Funds Index, does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Wilshire US Real Estate Securities Index is an unmanaged, float-adjusted market capitalization-weighted index comprising publicly traded REITs and real estate operating companies, not including special purpose REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate. The Barclays Investment Grade REIT Index publicly includes issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered or 144a securities with registration rights and only includes the portion of the Barclays U.S. Corporate Index deemed to be a Real Estate Investment Trust. The U.S. Core Real Estate Securities Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes 60% Wilshire US Real Estate Securities Index, 10% Wells Fargo Hybrid and Preferred Securities REIT Index and 30% Barclays Investment Grade REIT Index. The Lipper Real Estate Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	5

Security Capital U.S. Core Real Estate Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 63.3%
		Diversified — 4.5%
40		Duke Realty Corp.	846
15		Liberty Property Trust	452
21		Vornado Realty Trust	2,075

			3,373

		Health Care — 7.8%
33		HCP, Inc.	1,270
63		Senior Housing Properties Trust	934
22		Ventas, Inc.	1,245
35		Welltower, Inc.	2,369

			5,818

		Hotels — 3.4%
15		Chesapeake Lodging Trust	381
69		Host Hotels & Resorts, Inc.	1,064
13		LaSalle Hotel Properties	326
8		Pebblebrook Hotel Trust	237
8		Starwood Hotels & Resorts Worldwide, Inc.	530

			2,538

		Industrial — 3.8%
12		DCT Industrial Trust, Inc.	441
56		Prologis, Inc.	2,405

			2,846

		Multifamily — 11.9%
32		Apartment Investment & Management Co., Class A	1,285
11		AvalonBay Communities, Inc.	1,967
6		Camden Property Trust	441
7		Equity LifeStyle Properties, Inc.	487
29		Equity Residential	2,375
3		Essex Property Trust, Inc.	829
8		Post Properties, Inc.	447
—	(h)	RMR Group, Inc. (The), Class A (a)	—	(h)
27		UDR, Inc.	1,013

			8,844

		Office — 11.9%
13		Alexandria Real Estate Equities, Inc.	1,158
154		BioMed Realty Trust, Inc.	3,656
9		Boston Properties, Inc.	1,169
28		Columbia Property Trust, Inc.	652
32		Douglas Emmett, Inc.	988
24		Paramount Group, Inc.	443
23		Piedmont Office Realty Trust, Inc., Class A	427
4		SL Green Realty Corp.	397

			8,890

SHARES	SECURITY DESCRIPTION	VALUE($)

	Regional Malls — 9.3%
29	General Growth Properties, Inc.	802
21	Macerich Co. (The)	1,662
19	Simon Property Group, Inc.	3,783
9	Taubman Centers, Inc.	656

		6,903

	Shopping Centers — 5.8%
32	Brixmor Property Group, Inc.	829
52	DDR Corp.	876
29	Kimco Realty Corp.	760
24	Kite Realty Group Trust	609
11	Regency Centers Corp.	769
25	Retail Opportunity Investments Corp.	441

		4,284

	Storage — 4.9%
24	CubeSmart	735
6	Extra Space Storage, Inc.	545
10	Public Storage	2,384

		3,664

	Total Common Stocks (Cost $37,902)	47,160

PRINCIPAL AMOUNT($)
Corporate Bonds — 8.1%
	Diversified — 0.3%
233	Liberty Property LP, 6.625%, 10/01/17	250

	Health Care — 0.2%
148	Senior Housing Properties Trust, 3.250%, 05/01/19	148

	Multifamily — 0.0% (g)
5	Post Apartment Homes LP, 4.750%, 10/15/17	5

	Office — 7.2%
1,250	Alexandria Real Estate Equities, Inc., 2.750%, 01/15/20	1,229
819	BioMed Realty LP, 2.625%, 05/01/19	796
146	Brandywine Operating Partnership LP, 5.700%, 05/01/17	152
140	Equity Commonwealth, 5.875%, 09/15/20	151
30	Highwoods Realty LP, 7.500%, 04/15/18	33
2,684	Select Income REIT, 2.850%, 02/01/18	2,680
	SL Green Realty Corp.,
125	5.000%, 08/15/18	131
180	7.750%, 03/15/20	210

		5,382

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Shopping Centers — 0.4%
250	Equity One, Inc., 6.000%, 09/15/17	265

	Total Corporate Bonds (Cost $6,096)	6,050

SHARES
Preferred Stocks ($25 par value) — 21.9%
	Diversified — 0.2%
2	Vornado Realty Trust, Series G, 6.625%, 02/03/16 @	61
3	Vornado Realty Trust, Series J, 6.875%, 04/20/16 @	86

		147

	Health Care — 0.5%
10	Sabra Health Care REIT, Inc., Series A, 7.125%, 03/21/18 @	246
4	Welltower, Inc., Series J, 6.500%, 03/07/17 @	101

		347

	Hotels — 2.8%
27	Ashford Hospitality Trust, Inc., Series D, 8.450%, 02/03/16 @	669
2	Pebblebrook Hotel Trust, Series A, 7.875%, 03/11/16 @	40
2	Pebblebrook Hotel Trust, Series B, 8.000%, 09/21/16 @	54
2	Summit Hotel Properties, Inc., Series A, 9.250%, 10/28/16 @	58
51	Sunstone Hotel Investors, Inc., Series D, 8.000%, 04/06/16 @	1,287

		2,108

	Industrial — 1.1%
22	STAG Industrial, Inc., Series A, 9.000%, 11/02/16 @	583
8	Terreno Realty Corp., Series A, 7.750%, 07/19/17 @	200

		783

	Multifamily — 1.0%
8	Apartment Investment & Management Co., 6.875%, 05/16/19 @	194
2	Apartment Investment & Management Co., Series Z, 7.000%, 07/29/16 @	49
16	Campus Crest Communities, Inc., Series A, 8.000%, 02/09/17 @	443
2	Equity LifeStyle Properties, Inc., Series C, 6.750%, 09/07/17 @	59

		745

SHARES	SECURITY DESCRIPTION	VALUE($)

	Office — 6.1%
8	Alexandria Real Estate Equities, Inc., Series E, 6.450%, 03/15/17 @	214
55	Corporate Office Properties Trust, Series L, 7.375%, 06/27/17 @	1,411
12	Equity Commonwealth, Series E, 7.250%, 05/15/16 @	305
14	Kilroy Realty Corp., Series G, 6.875%, 03/27/17 @	360
13	Kilroy Realty Corp., Series H, 6.375%, 08/15/17 @	329
38	SL Green Realty Corp., Series I, 6.500%, 08/10/17 @	960
34	Urstadt Biddle Properties, Inc., Series F, 7.125%, 10/24/17 @	874
2	Urstadt Biddle Properties, Inc., Series G, 6.750%, 10/28/19 @	55

		4,508

	Regional Malls — 4.7%
29	CBL & Associates Properties, Inc., Series D, 7.375%, 02/03/16 @	741
34	General Growth Properties, Inc., Series A, 6.375%, 02/13/18 @	832
3	Pennsylvania Real Estate Investment Trust, Series A, 8.250%, 04/20/17 @	84
1	Pennsylvania Real Estate Investment Trust, Series B, 7.375%, 10/11/17 @	22
44	Taubman Centers, Inc., Series J, 6.500%, 08/14/17 @	1,119
5	Taubman Centers, Inc., Series K, 6.250%, 03/15/18 @	115
23	WP Glimcher, Inc., Series H, 7.500%, 08/10/17 @	601

		3,514

	Shopping Centers — 4.8%
31	Inland Real Estate Corp., Series A, 8.125%, 10/06/16 @	780
4	National Retail Properties, Inc., Series D, 6.625%, 02/23/17 @	113
81	Regency Centers Corp., Series 6, 6.625%, 02/16/17 @	2,145
1	Regency Centers Corp., Series 7, 6.000%, 08/23/17 @	13
1	Retail Properties of America, Inc., Series A, 7.000%, 12/20/17 @	18
20	Saul Centers, Inc., Series C, 6.875%, 02/12/18 @	518

		3,587

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	7

Security Capital U.S. Core Real Estate Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — continued
	Storage — 0.7%
21	CubeSmart, Series A, 7.750%, 11/02/16 @	540

	Total Preferred Stocks (Cost $16,030)	16,279

Short-Term Investment — 2.5%
	Investment Company — 2.5%
1,862	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $1,862)	1,862

	Total Investments — 95.8% (Cost $61,890)	71,351
	Other Assets in Excess of Liabilities — 4.2%	3,096

	NET ASSETS — 100.0%	$74,447

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of December 31, 2015.
@

—  The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate shown for this security is currently in effect as of December 31, 2015 and is based upon the stated par value.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015

(Amounts in thousands, except per share amounts)

	Security Capital U.S. Core Real Estate Securities Fund
ASSETS:
Investments in non-affiliates, at value	$69,489
Investments in affiliates, at value	1,862

Total investment securities, at value	71,351
Receivables:
Investment securities sold	2,779
Fund shares sold	94
Interest and dividends from non-affiliates	412
Dividends from affiliates	—	(a)

Total Assets	74,636

LIABILITIES:
Payables:
Fund shares redeemed	85
Accrued liabilities:
Investment advisory fees	19
Distribution fees	2
Shareholder servicing fees	10
Custodian and accounting fees	13
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Audit fees	38
Registration and filing fees	12
Other	10

Total Liabilities	189

Net Assets	$74,447

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

Security Capital U.S. Core Real Estate Securities Fund
NET ASSETS:
Paid-in-Capital	$65,597
Accumulated undistributed (distributions in excess of) net investment income	60
Accumulated net realized gains (losses)	(671)
Net unrealized appreciation (depreciation)	9,461

Total Net Assets	$74,447

Net Assets:
Class A	$6,232
Class C	448
Class R5	23
Class R6	16,332
Select	51,412

Total	$74,447

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	345
Class C	25
Class R5	1
Class R6	899
Select	2,835

Net Asset Value (a):
Class A — Redemption price per share	$18.10
Class C — Offering price per share (b)	18.08
Class R5 — Offering and redemption price per share	18.15
Class R6 — Offering and redemption price per share	18.16
Select — Offering and redemption price per share	18.14
Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$19.10

Cost of investments in non-affiliates	$60,028
Cost of investments in affiliates	1,862

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	11

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(Amounts in thousands)

Security Capital U.S. Core Real Estate Securities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$244
Dividend income from non-affiliates	2,202
Dividend income from affiliates	3

Total investment income	2,449

EXPENSES:
Investment advisory fees	526
Administration fees	72
Distribution fees:
Class A	16
Class C	3
Shareholder servicing fees:
Class A	16
Class C	1
Class R5	— (a)
Select	141
Custodian and accounting fees	35
Interest expense to affiliates	— (a)
Professional fees	64
Trustees’ and Chief Compliance Officer’s fees	1
Printing and mailing costs	24
Registration and filing fees	76
Transfer agent fees	7
Sub-transfer agent fees (See Note 2.C.)	8
Other	7

Total expenses	997

Less fees waived	(95)
Less expense reimbursements	(140)

Net expenses	762

Net investment income (loss)	1,687

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	1,572
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(780)

Net realized/unrealized gains (losses)	792

Change in net assets resulting from operations	$2,479

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Security Capital U.S. Core Real Estate Securities Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,687	$1,695
Net realized gain (loss)	1,572	3,584
Change in net unrealized appreciation/depreciation	(780)	10,524

Change in net assets resulting from operations	2,479	15,803

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(122)	(90)
From net realized gains	(210)	(145)
Class C
From net investment income	(7)	(3)
From net realized gains	(15)	(8)
Class R5
From net investment income	(1)	(2)
From net realized gains	(1)	(2)
Class R6
From net investment income	(568)	(456)
From net realized gains	(593)	(580)
Select
From net investment income	(1,062)	(1,084)
From net realized gains	(1,815)	(1,535)

Total distributions to shareholders	(4,394)	(3,905)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(18,812)	26,890

NET ASSETS:
Change in net assets	(20,727)	38,788
Beginning of period	95,174	56,386

End of period	$74,447	$95,174

Accumulated undistributed (distributions in excess of) net investment income	$60	$128

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Security Capital U.S. Core Real Estate Securities Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,633	$1,607
Distributions reinvested	332	235
Cost of shares redeemed	(3,718)	(693)

Change in net assets resulting from Class A capital transactions	$247	$1,149

Class C
Proceeds from shares issued	$159	$329
Distributions reinvested	20	11
Cost of shares redeemed	(86)	(93)

Change in net assets resulting from Class C capital transactions	$93	$247

Class R5
Proceeds from shares issued	$1	$—
Distributions reinvested	2	4
Cost of shares redeemed	(48)	—

Change in net assets resulting from Class R5 capital transactions	$(45)	$4

Class R6
Proceeds from shares issued	$5,253	$15,650
Distributions reinvested	1,161	1,036
Cost of shares redeemed	(14,892)	(1,717)

Change in net assets resulting from Class R6 capital transactions	$(8,478)	$14,969

Select
Proceeds from shares issued	$13,642	$14,374
Distributions reinvested	2,638	2,377
Cost of shares redeemed	(26,909)	(6,230)

Change in net assets resulting from Select capital transactions	$(10,629)	$10,521

Total change in net assets resulting from capital transactions	$(18,812)	$26,890

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

	Security Capital U.S. Core Real Estate Securities Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	193	92
Reinvested	19	13
Redeemed	(204)	(40)

Change in Class A Shares	8	65

Class C
Issued	10	20
Reinvested	1	— (a)
Redeemed	(5)	(6)

Change in Class C Shares	6	14

Class R5
Issued	— (a)	—
Reinvested	— (a)	— (a)
Redeemed	(3)	—

Change in Class R5 Shares	(3)	— (a)

Class R6
Issued	282	945
Reinvested	65	58
Redeemed	(837)	(99)

Change in Class R6 Shares	(490)	904

Select
Issued	735	826
Reinvested	148	133
Redeemed	(1,482)	(345)

Change in Select Shares	(599)	614

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Return of capital	Total distributions
Security Capital U.S. Core Real Estate Securities Fund
Class A
Year Ended December 31, 2015	$18.32	$0.30	(f)	$0.47 (g)	$0.77		$(0.35)	$(0.64)	$—	$(0.99)
Year Ended December 31, 2014	15.70	0.31	(f)	3.05	3.36		(0.29)	(0.45)	—	(0.74)
Year Ended December 31, 2013	16.36	0.29	(f)	(0.21)	0.08		(0.28)	(0.44)	(0.02)	(0.74)
Year Ended December 31, 2012	14.98	0.34	(f)	1.62	1.96		(0.29)	(0.29)	—	(0.58)
August 31, 2011 (h) through December 31, 2011	15.00	0.35	(f)	(0.23)	0.12		(0.10)	— (i)	(0.04)	(0.14)

Class C
Year Ended December 31, 2015	18.32	0.22	(f)	0.44 (g)	0.66		(0.26)	(0.64)	—	(0.90)
Year Ended December 31, 2014	15.70	0.24	(f)	3.04	3.28		(0.21)	(0.45)	—	(0.66)
Year Ended December 31, 2013	16.37	0.22	(f)	(0.22)	—	(i)	(0.21)	(0.44)	(0.02)	(0.67)
Year Ended December 31, 2012	15.00	0.25	(f)	1.62	1.87		(0.21)	(0.29)	—	(0.50)
August 31, 2011 (h) through December 31, 2011	15.00	0.11	(f)	(0.01)	0.10		(0.06)	— (i)	(0.04)	(0.10)

Class R5
Year Ended December 31, 2015	18.38	0.38	(f)	0.46 (g)	0.84		(0.43)	(0.64)	—	(1.07)
Year Ended December 31, 2014	15.73	0.38	(f)	3.08	3.46		(0.36)	(0.45)	—	(0.81)
Year Ended December 31, 2013	16.39	0.37	(f)	(0.22)	0.15		(0.35)	(0.44)	(0.02)	(0.81)
Year Ended December 31, 2012	15.00	0.41	(f)	1.62	2.03		(0.35)	(0.29)	—	(0.64)
August 31, 2011 (h) through December 31, 2011	15.00	0.16	(f)	(0.02)	0.14		(0.10)	— (i)	(0.04)	(0.14)

Class R6
Year Ended December 31, 2015	18.38	0.39	(f)	0.47 (g)	0.86		(0.44)	(0.64)	—	(1.08)
Year Ended December 31, 2014	15.74	0.40	(f)	3.05	3.45		(0.36)	(0.45)	—	(0.81)
Year Ended December 31, 2013	16.39	0.43	(f)	(0.26)	0.17		(0.36)	(0.44)	(0.02)	(0.82)
Year Ended December 31, 2012	15.00	0.42	(f)	1.62	2.04		(0.36)	(0.29)	—	(0.65)
August 31, 2011 (h) through December 31, 2011	15.00	0.16	(f)	(0.02)	0.14		(0.10)	— (i)	(0.04)	(0.14)

Select
Year Ended December 31, 2015	18.36	0.34	(f)	0.47 (g)	0.81		(0.39)	(0.64)	—	(1.03)
Year Ended December 31, 2014	15.72	0.35	(f)	3.07	3.42		(0.33)	(0.45)	—	(0.78)
Year Ended December 31, 2013	16.38	0.33	(f)	(0.21)	0.12		(0.32)	(0.44)	(0.02)	(0.78)
Year Ended December 31, 2012	15.00	0.41	(f)	1.59	2.00		(0.33)	(0.29)	—	(0.62)
August 31, 2011 (h) through December 31, 2011	15.00	0.19	(f)	(0.05)	0.14		(0.10)	— (i)	(0.04)	(0.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Calculation of net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2011.
(k)	The net investment income (loss) ratios for Class A and Select Class are disproportionate due to the timing of shareholder capital transactions and when the Fund earned income over the period.
(l)	Ratios are disproportionate amoung the classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$18.10	4.38%	$6,232	1.17%		1.66%		1.47%		85%
18.32	21.54	6,177	1.16		1.75		1.45		76
15.70	0.46	4,270	1.17		1.75		1.56		106
16.36	13.14	3,867	1.17		2.11		2.33		74
14.98	0.83	2,548	1.18	(j)	7.03	(j)(k)	5.74	(j)(l)	8

18.08	3.79	448	1.67		1.23		2.12		85
18.32	21.00	356	1.66		1.38		1.96		76
15.70	(0.04)	88	1.67		1.30		2.05		106
16.37	12.53	57	1.67		1.56		2.90		74
15.00	0.69	50	1.68	(j)	2.29	(j)	11.12	(j)(l)	8

18.15	4.77	23	0.72		2.03		1.79		85
18.38	22.17	71	0.71		2.17		1.00		76
15.73	0.87	58	0.72		2.18		1.11		106
16.39	13.65	57	0.72		2.52		1.94		74
15.00	1.01	50	0.73	(j)	3.24	(j)	10.27	(j)(l)	8

18.16	4.89	16,332	0.67		2.14		0.92		85
18.38	22.15	25,542	0.66		2.27		0.95		76
15.74	0.98	7,630	0.67		2.60		1.04		106
16.39	13.70	57	0.67		2.57		1.89		74
15.00	1.02	51	0.68	(j)	3.29	(j)	10.22	(j)(l)	8

18.14	4.61	51,412	0.92		1.86		1.19		85
18.36	21.91	63,028	0.91		1.99		1.20		76
15.72	0.69	44,340	0.92		1.98		1.31		106
16.38	13.42	41,370	0.92		2.53		1.91		74
15.00	0.97	7,249	0.93	(j)	3.82	(j)(k)	9.39	(j)(l)	8

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Fund	Classes Offered	Diversified/Non-Diversified
Security Capital U.S. Core Real Estate Securities Fund	Class A, Class C, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek a risk-adjusted total return over the long-term by investing primarily in real estate securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed-income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed-income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

18	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$47,160	$—	$—	$47,160
Corporate Bonds	—	6,050	—	6,050
Preferred Stocks	16,279	—	—	16,279
Short-Term Investment
Investment Company	1,862	—	—	1,862

Total Investments in Securities	$65,301	$6,050	$—	$71,351

There were no transfers among any levels during the year ended December 31, 2015.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the year ended December 31, 2015 are as follows (amounts in thousands):

Class A	Class C		Class R5	Class R6	Select Class	Total
$1	$—	(a)	$—	$—	$7	$8

(a)	Amount rounds to less than $1,000.

D. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$5	$(5)

The reclassifications for the Fund relate primarily to investments in real estate investment trusts.

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, Security Capital Research & Management Incorporated (the “Adviser”) acts as the investment adviser to the Fund. The Adviser is a direct, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual rate of 0.60%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended December 31, 2015, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from the redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended December 31, 2015, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$1	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Class R6	Select Class
1.18%	1.68%	0.73%	0.68%	0.93%

The expense limitation agreements were in effect for the year ended December 31, 2015 and are in place until at least April 30, 2016.

20	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

For the year ended December 31, 2015, the Administrator and Distributor waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Administration	Shareholder Servicing	Total	Contractual Reimbursements
$72	$12	$84	$140

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2015 was approximately $11,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended December 31, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$69,567	$83,271

During the year ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$63,084	$8,934	$667	$8,267

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2015 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,760	$2,634	$4,394

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (continued)

The tax character of distributions paid during the year ended December 31, 2014 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$2,179	$1,726	$3,905

As of December 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$525	$8,267

The cumulative timing differences primarily consist of wash sale loss deferrals and deferred REIT dividends.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12 (d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2015 the Fund three shareholders who collectively own shares representing 63.5% of the Fund’s net assets. Investment activities of these shareholders could have a material impact on the Fund.

Because the Fund may invest a substantial portion of their assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed-income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

22	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of Security Capital U.S. Core Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Security Capital U.S. Core Real Estate Securities Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 25, 2016

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	23

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	148	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	148	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	148	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	148	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	148	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	148	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	148	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	148	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	148	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

24	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	148	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	148	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	148	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (148 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	25

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

26	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Security Capital U.S. Core Real Estate Securities Fund
Class A
Actual	$1,000.00	$1,081.80	$6.24	1.19%
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class C
Actual	1,000.00	1,078.40	8.85	1.69
Hypothetical	1,000.00	1,016.69	8.59	1.69
Class R5
Actual	1,000.00	1,083.50	3.99	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class R6
Actual	1,000.00	1,084.40	3.63	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Select
Actual	1,000.00	1,083.10	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information included the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer group. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement, as well as a risk/return assessment as compared the Fund’s objectives and peers. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

28	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Board also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant. The Trustees and Adviser determined that the Universe Group for the Fund is less meaningful and the independent consultant prepared an analysis of the Fund across various risk and return metrics including standard deviation, Sharpe ratio, and total/excess return versus various indices and a customized peer group of funds with similar portfolio objectives (as selected by the independent consultant). The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fifth quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2014. The Trustees discussed the performance and investment strategy of the

Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

30	J.P. MORGAN SPECIALTY FUNDS	DECEMBER 31, 2015

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Long Term Capital Gain

The Fund distributed approximately $2,633,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2015. Included in this amount is unrecaptured section 1250 gains of approximately $61,000.

DECEMBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	31

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	AN-USRE-1215

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C.
80a-2(a)(19)).

The audit committee financial expert is Mitch Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations. Effective January 1, 2016, James Schonbachler replaced Mr. Merin as the audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2015 – $45,128
2014 – $43,150

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2015 – $5,500
2014 – $5,500

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2015 – $12,950
2014 – $12,400

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2015 – Not applicable
2014 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2015 – 0.0%
2014 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2015 - $31.8 million
2014 - $31.8 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in
Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 4, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
March 4, 2016